                         Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2008 - August 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Amount of     % of
                                      Offering        Total          Shares     Offering     % of Funds
   Security     Purchase/   Size of   Price of      Amount of       Purchased   Purchased       Total                     Purchased
   Purchased    Trade Date  Offering   Shares        Offering        By Fund     By Fund       Assets       Brokers         From
------------------------------------------------------------------------------------------------------------------------------------
 Oracle Corp.                                                                                                Citi,
   5.75% due                                                                                                 Credit       Citigroup
   4/15/2018     04/02/08      -       $99.953    $2,500,000,000     $45,000      0.66%         0.50%       Suisse,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                            Markets,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                              Co.,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
                                                                                                             Lehman
                                                                                                            Brothers
                                                                                                            and UCI
                                                                                                            Capital
                                                                                                            Markets

  XTO Energy                                                                                                 Lehman
  Inc. 5.500%                                                                                              Brothers,       Lehman
 due 6/15/2018   04/15/08      -       $99.539     $800,000,000    $2,025,000     0.25%         0.24%        Citi,        Brothers
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                           Co., Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                            Barclays
                                                                                                            Captial,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                             Credit
                                                                                                            Suisse,
                                                                                                            Deutshce
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                              Co.,
                                                                                                          Jefferies &
                                                                                                            Company,
                                                                                                           JPMorgan,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                           Humphrey,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                             Bank,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                              BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                            Markets,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                            Comerica
                                                                                                           Securitie,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            Natixis

                                                                                                          Bleichroeder
                                                                                                          Inc., Piper
                                                                                                          Jaffray and
                                                                                                             Wells
                                                                                                             Fargoo
                                                                                                           Securities

    General                                                                                                 Banc of
   Electric                                                                                                 America
 Capital Corp.   04/16/08      -       $99.733    $4,000,000,000   $16,225,000    0.41%         1.95%      Securities      Lehman
  Note 5.625%                                                                                                 LLC,        Brothers
 due 5/1/2018                                                                                               Goldman,
                                                                                                            Sachs &
                                                                                                          Co., Lehman
                                                                                                            Brothers
                                                                                                             Inc.,
                                                                                                             Morgan
                                                                                                           Stanley &
                                                                                                              Co.
                                                                                                          Incorported,
                                                                                                           Castle Oak
                                                                                                          Securities,
                                                                                                             L.P.,
                                                                                                            Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Samuel
                                                                                                           A. Ramirez
                                                                                                             & Co.,
                                                                                                             Inc.,
                                                                                                            Utendahl
                                                                                                            Capital
                                                                                                           Group, LLC
                                                                                                            and The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

   Dr. Pepper                                                                                                Banc of
    Snapple                                                                                                 America       JP Morgan
    Group        04/25/08      -       $99.985    $1,200,000,000   $2,440,000    0.203%         0.30%      Securities    Securities
   Inc. Note                                                                                                  LLC,
  6.820% due                                                                                                Goldman
   5/1/2018                                                                                                 Sachs &
                                                                                                              Co.,
                                                                                                            JPMorgan
                                                                                                          Securities,
                                                                                                             Morgan
                                                                                                            Stanley,

                                                                                                              UBS
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            PARIBAS,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                           Securities
                                                                                                           Internet,
                                                                                                             Scotia
                                                                                                            Capital
                                                                                                             Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                           Humphrey,
                                                                                                               TD
                                                                                                           Securities
                                                                                                              and
                                                                                                            Wachovia
                                                                                                           Securities
                                                                                                              Inc.

    Israel                                                                                                   Citi,
Electric Corp.                                                                                               Lehman
   Ltd. Note     05/01/08      -       $99.831    $1,000,000,000   $4,355,000    0.436%         0.53%      Brothers,       Lehman
  7.250% due                                                                                               JPMorgan,      Brothers
   1/5/2019                                                                                                 Merrill
                                                                                                          Lynch & Co.
                                                                                                           and Morgan
                                                                                                            Stanley

   Newfield                                                                                                JPMorgan,
  Exploration                                                                                                Morgan
   Co. Note      05/05/08      -       $100.00     $600,000,000     $665,000     0.111%         0.08%       Stanley,      JP Morgan
  7.125% fue                                                                                              BMO Capital    Securities
   5/15/2018                                                                                                Markets,
                                                                                                          CALYON, RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, DnB
                                                                                                              NOR
                                                                                                            Markets,
                                                                                                              BBVA
                                                                                                          Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                          LLC, Mizuho
                                                                                                           Securities

                                                                                                            USA Inc.
                                                                                                            and Wed
                                                                                                          Bush Morgan
                                                                                                           Securities

Harley-Davidson                                                                                            Citigroup
 Funding Corp.                                                                                               Global       Citigroup
  Note 6.800%    05/15/08      -       $99.805    $1,000,000,000   $2,880,000    0.288%         0.35%       Markets
 due 6/15/2018                                                                                               Inc.,
                                                                                                           Greenwich
                                                                                                            Capital
                                                                                                            Markets
                                                                                                            Inc., JP
                                                                                                          Morgan, BNP
                                                                                                            Paribas
                                                                                                           Securities
                                                                                                             Corp.,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities
                                                                                                             Inc.,
                                                                                                             Morgan
                                                                                                           Stanley &
                                                                                                           Co., Inc.
                                                                                                              and
                                                                                                            Wachovia
                                                                                                            Capital
                                                                                                            Markets

   Starwood                                                                                                 Banc of
Hotels Resorts                                                                                              America        Banc of
  World Note     05/16/08      -       $100.00     $400,000,000    $2,130,000    0.533%         0.26%      Securities      America
   6.75% due                                                                                                  LLC,
   5/15/2018                                                                                               JPMorgan,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                             Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                             Scotia
                                                                                                            Capital,
                                                                                                              BBVA
                                                                                                          Securities,
                                                                                                            CALYON,

                                                                                                             Lazard
                                                                                                            Capital
                                                                                                          Markets and
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.

  Time Warner                                                                                               Banc of
  Cable Inc.                                                                                                America
  Note 6.750%    06/16/08      -       $99.917    $2,000,000,000   $3,685,000    0.184%         0.46%      Securities      Banc of
 due 7/1/2018                                                                                               LLC, BNP       America
                                                                                                            PARIBAS,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                          Citi, Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                          Co., Lehman
                                                                                                           Brothers,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.
                                                                                                            and UBS
                                                                                                           Investment
                                                                                                              Bank

    Thomson                                                                                                 Barclays
 Reuters Corp.                                                                                              Capital,      Barclays
  6.500% due     06/17/08      -       $99.084    $1,000,000,000    $230,000     0.090%         0.11%      JPMorgan,    Capital Inc.
   7/15/2018                                                                                                 Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                           Co., Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                          LLC, Lehman
                                                                                                           Brothers,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                          BMO Capital
                                                                                                            Markets,
                                                                                                             Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                           Co., HSBC,
                                                                                                            Standard
                                                                                                           Chartered
                                                                                                            Bank, TD
                                                                                                          Securities,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                            Bank and
                                                                                                            Wachovia
                                                                                                           Securities

   Rio Tinto                                                                                                Deutsche
  Finance USA                                                                                                 Bank
   LTD Note      06/24/08      -       $99.131    $1,750,000,000   $2,760,000    0.158%         0.34%     Securities,     JP Morgan
  6.500% due                                                                                               JPMorgan,     Securities
   7/15/2018                                                                                                 Morgan
                                                                                                            Stanley,
                                                                                                             Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SOCIETE
                                                                                                           GENERALE,

                                                                                                              ANZ
                                                                                                          Securities,
                                                                                                             Banco
                                                                                                             Bilbao
                                                                                                            Vizcaya
                                                                                                          Argentaria,
                                                                                                             S.A.,
                                                                                                            CALYON,
                                                                                                             Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                           Securities
                                                                                                          International
                                                                                                             plc and
                                                                                                             Mizuho
                                                                                                          International
                                                                                                              plc

     Tyco                                                                                                   Goldman,
  Electronics                                                                                               Sachs &
 Group SA Note   07/09/08      -       $99.970     $300,000,000     $460,000     0.153%         0.06%       Co., UBS     UBS Warburg
  5.950% due                                                                                               Investment
   1/15/2014                                                                                               Bank, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LLC, Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                            JPMorgan
                                                                                                           and Lehman
                                                                                                            Brothers

  Alcoa Inc.                                                                                                Banc of
  Note 6.750%                                                                                               America       Barclays
 due 7/15/2018   07/10/08      -       $99.680     $750,000,000    $1,300,000    0.173%         0.16%      Securities   Capital Inc.
                                                                                                              LLC,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                             Citi,
                                                                                                             Lehman
                                                                                                           Brothers,

                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                              ANZ
                                                                                                          Securities,
                                                                                                              BBVA
                                                                                                          Securities,
                                                                                                              BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                           BNY Mellon
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                              LLC,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                          Col, Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                          Bank, Banca
                                                                                                           IMI, Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                            Inc. and
                                                                                                            JPMorgan

   Walgreens                                                                                                Banc of
   Co. Note                                                                                                 America
  4.875% due     07/14/08      -       $99.610    $1,300,000,000   $1,665,000    0.128%         0.20%      Securities     JP Morgan
   7/15/2018                                                                                                  LLC,       Securities
                                                                                                           JPMorgan,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                             Wells
                                                                                                             Fargo
                                                                                                           Securities
                                                                                                              and
                                                                                                              Loop
                                                                                                            Capital
                                                                                                          Markets, LLC

   DuPont El                                                                                                 Credit
  Nemour Note                                                                                               Suisse,    Goldman Sachs
   6.00% due     07/23/08      -       $99.960    $2,000,000,000    $260,000     0.159%         0.25%       Goldman
   7/15/2018                                                                                                Sachs &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                           JPMorgan,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                             Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                           HSBC, ING
                                                                                                           Wholesale,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                           Santander
                                                                                                          Investment,
                                                                                                             Scotia
                                                                                                            Capital,
                                                                                                            Standard
                                                                                                           Chartered
                                                                                                           Bank, UBS
                                                                                                           Investment
                                                                                                            Bank and
                                                                                                              The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

  XTO Energy
  Inc. 6.500%
due 12/15/2018   08/04/08      -       $99.713    $2,250,000,000    $785,000     0.079%         0.10%        Lehman        Lehman
                                                                                                           Brothers,      Brothers
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                          Jefferies &

                                                                                                            Company,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                           Humphrey,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                             Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Citi,
                                                                                                           JPMorgan,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., UBS
                                                                                                           Investment
                                                                                                           Bank, BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                            Markets,
                                                                                                           BNY Mellon
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                              LLC,
                                                                                                            Comerica
                                                                                                          Securities,
                                                                                                            DNB NOR
                                                                                                            Markets,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            Natixis
                                                                                                          Bleichroeder
                                                                                                          Inc., Piper
                                                                                                            Jaffray,
                                                                                                             Tudor,

                                                                                                           Pickering,
                                                                                                           Holt & Co.
                                                                                                           and Wells
                                                                                                             Fargo
                                                                                                           Securities

   American                                                                                                  Credit
 International                                                                                              Suisse,         CSFB
  Group Inc.     08/13/08      -       $100.00    $3,250,000,000   $1,050,000     0.13%         0.15%        Morgan
  Note 8.250%                                                                                               Stanley,
 due 8/15/2018                                                                                                RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                           Bank, BNP
                                                                                                            PARIBAS,
                                                                                                             Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                            KeyBanc
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.
                                                                                                              and
                                                                                                           Santander
                                                                                                           Investment